SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

January 13, 2004

Date of Report
(Date of earliest event reported)

TeleCommunication Systems, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-30821	52-1526369

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 West Street, Annapolis, Maryland 21401

(Address of principal executive offices)       (Zip code)

Registrant’s telephone number, including area code: (410) 263-7616

N/A

(Former Name or Former Address, if Changed Since Last
Report)

Item 2.     Acquisition of Assets.

     On January 13, 2004, TeleCommunication Systems, Inc. (“TCS”) issued a press release announcing that it had consummated the purchase of the Enterprise Mobility Solutions business unit of Aether Systems, Inc. (“Aether EMS”). A copy of this press release is attached hereto as Exhibit 99 and incorporated by reference herein. Aether EMS brings to TCS the Aether Fusion platform, a substantial customer base, and applications for logistics, financial services and the mobile office.

     Consideration for the acquisition was valued at approximately $20 million, consisting of $18 million in cash, $1 million in the form of a TCS note payable to Aether Systems, Inc. and 204,020 newly issued shares of TCS Class A common stock. Concurrent with the acquisition, TCS closed on $21 million of financing with two accredited institutional investors, which includes $15 million of 3% Subordinated Convertible Debentures with a balloon 5-year maturity, approximately 1.4 million newly issued shares of TCS Class A common stock and warrants to purchase 341,072 shares of TSC Class A common stock. The majority of the proceeds from this financing transaction was used to fund the purchase of Aether EMS.

Item 7.     Financial Statements and Exhibits.

     (a)    Financial Statements of Business Acquired. It is impractical to provide the required financial statements of Aether EMS at the time of filing of this Report. It is anticipated that such financial statements will be filed by amendment as soon as practicable but in no event later than March 15, 2004.

     (b)    Pro Forma Financial Information. It is impractical to provide the required financial information with respect to Aether EMS at the time of filing of this Report. It is anticipated that such financial information will be filed by amendment as soon as practicable but in no event later than March 15, 2004.

     (c)    Exhibits.

Exhibit	Description

2.1	Purchase Agreement by and among Aether Systems, Inc. (“Aether”), TSYS Acquisition Corp. (“TSYS”) and TCS dated as of December 18, 2003 (the “Purchase Agreement”).

2.2	Amendment No. 1 to the Purchase Agreement between TCS, TSYS and Aether dated as of January 13, 2004.

4.1	Subordinated Convertible Debentures issued pursuant to the Securities Purchase Agreement for each of the investors party to the Securities

Exhibit	Description

Purchase Agreement dated January 13, 2004.

4.2	Warrants to Purchase Common Stock issued pursuant to the Securities Purchase Agreement for each of the investors party to the Securities Purchase Agreement dated January 13, 2004.

4.3	Promissory Note made by TCS payable to Aether dated as of January 13, 2004.

10.1	Securities Purchase Agreement dated as of December 18, 2003 by and among TCS and the investors listed on the Schedule of Buyers attached thereto (the “Securities Purchase Agreement”) (incorporated by reference to Exhibit 10 to TCS’s Current Report on Form 8-K dated December 18, 2003).

10.2	Amendment and Consent Agreement by and among TCS and the investors party to the Securities Purchase Agreement dated as of January 13, 2004.

10.3	Registration Rights Agreement by and among TCS and the investors party to the Securities Purchase Agreement dated as of December 18, 2003 (incorporated by reference to Exhibit 10 to TCS’s Current Report on Form 8-K dated December 18, 2003).

10.4	Voting Agreement by and between TCS and Maurice B. Tosé dated as of December 18, 2003 (incorporated by reference to Exhibit 10 to TCS’s Current Report on Form 8-K dated December 18, 2003).

10.5	Trademark License Agreement by and among Aether, TSYS and TCS dated as of January 13, 2004.

10.6	Deal License Agreement by and among Aether, TSYS and TCS dated as of January 13, 2004.

10.7	Aether Business Systems Separation: Cost Sharing Agreement by and among Aether, TSYS and TCS dated as of January 13, 2004.

Exhibit	Description

10.8	Copyright Assignment by and between Aether and TSYS dated as of January 13, 2004.

10.9	Patent Assignment by and between Aether and TSYS dated as of January 13, 2004.

10.10	Trademark Assignment by and between Aether and TSYS dated as of January 13, 2004.

10.11	Domain Name Assignment by and between Aether and TSYS dated as of January 13, 2004.

10.12	Registration Rights Agreement by and between TCS and Aether dated as of January 13, 2004.

99	Press release of TCS dated January 13, 2004.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELECOMMUNICATION SYSTEMS, INC.

Date: January 23, 2004	By:	/s/	Thomas M. Brandt, Jr.

		Name:	Thomas M. Brandt, Jr.
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

2.1	Purchase Agreement by and among Aether Systems, Inc. (“Aether”), TSYS Acquisition Corp. (“TSYS”) and TCS dated as of December 18, 2003 (the “Purchase Agreement”).

2.2	Amendment No. 1 to the Purchase Agreement between TCS, TSYS and Aether dated as of January 13, 2004.

4.1	Subordinated Convertible Debentures issued pursuant to the Securities Purchase Agreement for each of the investors party to the Securities Purchase Agreement dated January 13, 2004.

4.2	Warrants to Purchase Common Stock issued pursuant to the Securities Purchase Agreement for each of the investors party to the Securities Purchase Agreement dated January 13, 2004.

4.3	Promissory Note made by TCS payable to Aether dated as of January 13, 2004.

10.1	Securities Purchase Agreement dated as of December 18, 2003 by and among TCS and the investors listed on the Schedule of Buyers attached thereto (the “Securities Purchase Agreement”) (incorporated by reference to Exhibit 10 to TCS’s Current Report on Form 8-K dated December 18, 2003).

10.2	Amendment and Consent Agreement by and among TCS and the investors party to the Securities Purchase Agreement dated as of January 13, 2004.

10.3	Registration Rights Agreement by and among TCS and the investors party to the Securities Purchase Agreement dated as of December 18, 2003 (incorporated by reference to Exhibit 10 to TCS’s Current Report on Form 8-K dated

Exhibit	Description

December 18, 2003).

10.4	Voting Agreement by and between TCS and Maurice B. Tosé dated as of December 18, 2003 (incorporated by reference to Exhibit 10 to TCS’s Current Report on Form 8-K dated December 18, 2003).

10.5	Trademark License Agreement by and among Aether, TSYS and TCS dated as of January 13, 2004.

10.6	Deal License Agreement by and among Aether, TSYS and TCS dated as of January 13, 2004.

10.7	Aether Business Systems Separation: Cost Sharing Agreement by and among Aether, TSYS and TCS dated as of January 13, 2004.

10.8	Copyright Assignment by and between Aether and TSYS dated as of January 13, 2004.

10.9	Patent Assignment by and between Aether and TSYS dated as of January 13, 2004.

10.10	Trademark Assignment by and between Aether and TSYS dated as of January 13, 2004.

10.11	Domain Name Assignment by and between Aether and TSYS dated as of January 13, 2004.

10.12	Registration Rights Agreement by and between TCS and Aether dated as of January 13, 2004.

99	Press release of TCS dated January 13, 2004.